U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2002

VOICE MOBILITY INTERNATIONAL, INC.
____________________________________________________________________________________________________
(Name of Small Business Issuer in its Charter)

NEVADA	33-0777819

(State or Other Jurisdiction of	(I.R.S. Employer Identification Number)
Incorporation or Organization)

180-13777 Commerce Parkway, Richmond, British Columbia, Canada	V6V 2X3

(Address of Principal Executive Offices)	(Zip Code)

(604) 482-0000
____________________________________________________________________________________________________
(Issuer's Telephone Number)

The Company hereby amends it’s previously filed current report on Form 8-K dated October 18, 2002. The press release that was filed as an exhibit thereto was an incorrect version. The press release that was actually released is attached as exhibit no. 99.1.

Item 5. Other Events

          On October 18, 2002, Voice Mobility International, Inc. announces the departure of David Grinstead, Executive Vice President of Sales and Business Development and Jim Hewett, Chief Financial Officer.

Exhibit No.	Exhibits

99.1	News release of Voice Mobility International, Inc. Dated October 18, 2002.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOICE MOBILITY INTERNATIONAL, INC.

Date: October 18, 2002	by: /s/ James Hutton

James Hutton
President and Director

Exhibit 99.1

EX-99.1
News Release

VOICE MOBILITY ANNOUNCES CHANGES TO THEIR MANAGEMENT TEAM

VANCOUVER, BC, CANADA October 18, 2002 – Voice Mobility International, Inc. (TSE: VMY, OTCBB: VMII and FWB: VMY), the Vancouver, British Columbia based developer and provider of carrier grade enhanced messaging solutions, today announced the departure of David Grinstead, Voice Mobility’s Executive Vice President of Sales and Business Development and Jim Hewett, Voice Mobility’s CFO.

David Grinstead is moving to a Toronto based company and Jim Hewett has left the company to pursue other interests. Marco Pacelli, Executive Vice President of Sales will assume Mr.

Grinstead’s responsibilities and Harry Chan, Voice Mobility’s Controller will assume Mr. Hewett’s responsibilities.

“We wish David and Jim success in their future endeavors," said Randy Buchamer, Chairman and CEO of Voice Mobility. “Their contribution to Voice Mobility over the years has helped the company position itself for the burgeoning carrier voicemail replacement and enhanced messaging market.”

About Voice Mobility

Voice Mobility markets and develops next generation messaging solutions that provide all of the enhanced features and functionality of unified communications while ensuring integration with and replacement of existing voice messaging systems. Voice Mobility markets its software suite to telephone companies and service providers in mature markets and new, growth markets.
Voice Mobility’s enhanced messaging solution offers a lower cost of system ownership (ability for carriers and service providers to cease spending capital on legacy equipment), seamless migration of paying customers from first generation systems to second generation technology, new revenue streams through the incremental marketing of enhanced features, and competitive differentiation.
For Voice Mobility customers this means increased share of existing customer’s wallet, increased customer loyalty and the ability to attract new customers with incremental services. For more information about Voice Mobility visit www.voicemobility.com.

FORWARD-LOOKING (SAFE HARBOR) STATEMENT
This news release contains forward-looking statements that involve risks and uncertainties including, but not limited to, future sales, product demand, growth of the unified messaging industry, competition, the effect of economic conditions and technological difficulties and other risks detailed in the Company’s filings with the U.S. Securities and Exchange Commission.

For further information
Voice Mobility International Inc.
 Randy G. Buchamer Chairman and CEO
604.482.0000
investors@voicemobility.com